UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)   In its press release dated August 3, 2006, Cabela’s Incorporated (the “Company”) noted that it was reviewing its prior accounting policies related to the classification of certain short-term investments as cash equivalents and its corresponding presentation in the statements of cash flows. As a result of this review, on August 9, 2006, the Company’s management and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded that the following previously issued financial statements should no longer be relied upon due to management’s identification of certain errors: (i) the statements of cash flows for the three months ended April 1, 2006 and April 2, 2005 included in the Company’s Form 10-Q for the quarterly period ended April 1, 2006, and (ii) the balance sheet as of January 1, 2005, statements of cash flows for the fiscal years ended December 31, 2005, January 1, 2005, and January 3, 2004, and the related reports of the independent registered public accounting firm included in the Company’s previously filed annual report on Form 10-K for the fiscal year ended December 31, 2005. These errors did not impact the Company’s revenue, net income, total assets, stockholders’ equity, or earnings per share.

A description of the errors underlying the conclusion that the above mentioned financial statements should no longer be relied upon is included in Note 14 of the Notes to Condensed Consolidated Financial Statements (“Note 14”) contained in the Company’s report on Form 10-Q for the quarterly period ended July 1, 2006, which report was filed on August 10, 2006 (the “Second Quarter 2006 Form 10-Q”). A copy of Note 14 is attached hereto as Exhibit 99 and incorporated herein by reference. The Company also will restate its statement of cash flows for the interim period ended October 1, 2005, previously issued on Form 10-Q, when it files its report on Form 10-Q for the quarterly period ending September 30, 2006. For additional information, investors or other interested parties should refer to the Second Quarter 2006 Form 10-Q and, upon filing with the SEC, the Company’s amended report on Form 10-Q for the quarterly period ended April 1, 2006, amended annual report on Form 10-K for the fiscal year ended December 31, 2005, and report on Form 10-Q for the quarterly period ending September 30, 2006.

The Company’s management and the Audit Committee have discussed the disclosures contained in this filing with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

99
Note 14 of the Notes to Condensed Consolidated Financial Statements contained in the Company’s report on Form 10-Q for the quarterly period ended July 1, 2006, which report was filed on August 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated:	August 10, 2006	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99
Note 14 of the Notes to Condensed Consolidated Financial Statements contained in the Company’s report on Form 10-Q for the quarterly period ended July 1, 2006, which report was filed on August 10, 2006